SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 10, 2013
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Products using Research Frontiers’ SPD-SmartGlass technology are highlighted by Mercedes-Benz and Webasto at the 2013 IAA Frankfurt Motor Show.

Mercedes-Benz

On September 10, 2013 Mercedes-Benz unveiled their new S-Class Coupe concept with a large panoramic roof that will offer Research Frontiers' patented SPD-SmartGlass technology when the production version of the car appears in showrooms next year. Citing their trademark for this innovative feature, Mercedes-Benz's multimedia presentation of their new S-Class Coupe noted: "For those magic moments - MAGIC BODY and MAGIC SKY CONTROL."

There will be six variants of the new S-Class, and the S-Class Coupe concept made its debut today at the Frankfurt Auto Show to a standing-room only exhibition hall filled with members of the international automotive and lifestyle press. The MAGIC SKY CONTROL panoramic glass roof on the S-Class Coupe will be the largest SPD-SmartGlass roof put into serial production to date, measuring approximately 1.3 square meters (14 square feet). The MAGIC SKY CONTROL feature uses patented SPD-SmartGlass technology developed by Research Frontiers Inc. (Nasdaq:REFR) to turn the roof transparent by electrically aligning tiny particles within its glass. With the touch of a button, drivers and passengers can instantly change the tint of their roof to help keep out harsh sunlight and heat, and create an open-air feeling even when the sunroof is closed. Glass or plastic using Research Frontiers' patented SPD-SmartGlass technology effectively blocks UV and infrared rays in either mode, helping keep the cabin cooler, and protecting passengers and interiors.

The Mercedes-Benz S-Class is the best selling luxury car in the world. The all-new S-Class is the third large-scale serial production vehicle to offer MAGIC SKY CONTROL using SPD-SmartGlass technology. In January 2011, Daimler introduced the new Mercedes-Benz SLK as the first car ever to offer this innovative feature, and in December of 2011 Daimler followed up with MAGIC SKY CONTROL on the new Mercedes-Benz SL roadster.

Joseph M. Harary, President and CEO of Research Frontiers, noted after Daimler's press conference: "The new Mercedes-Benz S-Class promises to be the most technologically advanced vehicle in the market in terms of luxury, technology, comfort and safety. With features such as autonomous driving, adaptive suspension which actively counteracting road bumps, and an interior that offers the utmost in comfort and technological features, the inclusion of the MAGIC SKY CONTROL panoramic roof will make this the ultimate luxury sedan for the car owner who wants the best of everything."

Mr. Harary had noted earlier that the surface area of the panoramic roof on the S-Class using SPD-SmartGlass technology is approximately three times the size of the roof glass used on the current SLK and SL roadster, and third-party market forecasters estimate that the total vehicle production volumes for the S-Class will be higher than the SLK and SL roadsters combined. Because of these high production volumes, greater surface area per vehicle, and the anticipated high take rates for this option by S-Class buyers, Research Frontiers believes that the addition of the S-Class next year to the two other Mercedes car models currently using SPD-SmartGlass technology should result in significantly higher royalty income to Research Frontiers from the automotive market starting next year. The addition of this new car model is also significant since it applies Research Frontiers' SPD-Smart light-control technology to the broader class of vehicles by moving beyond roadsters to now also be in the broader category of passenger sedans and coupes. Mercedes also noted at today's press conference that technology introduced in their new S-Class is expected to also provide more safety, comfort and efficiency in other vehicles as well. Mercedes-Benz put the MAGIC SKY CONTROL roof using SPD-SmartGlass technology through rigorous durability and performance testing in some of the most extreme conditions on Earth. This included testing in the arctic cold of Scandinavia (with temperatures below -22ºF/-30ºC) and the blistering desert heat of Death Valley, California (with temperatures exceeding 122ºF/50ºC). The MAGIC SKY CONTROL feature using patented SPD-Smart light-control technology allows drivers many benefits including the ability to create the open-air feeling of a roadster. It also blocks over 99% of harmful UV radiation and substantially reduces heat inside the vehicle. Test data published by Mercedes-Benz shows the ability of the roof to reduce sun exposure to 1/20th of direct exposure levels (from over 1,000 watts/square meter to less than 50 watts/square meter). When compared to conventional automotive glass, Mercedes-Benz reported that the use of SPD-SmartGlass significantly reduces the temperature inside the vehicle by up to 18ºF/10ºC. This increases passenger comfort and reduces air conditioning loads, thereby saving fuel and reducing CO2 emissions.

Webasto

Webasto is showcasing panorama roofs with switchable glazings using SPD-SmartGlass technology in Booth A15, Hall 8.0 at the IAA Frankfurt Motor Show. They are featuring a car with an extraordinarily large panorama roof with a switchable glazing at this show. With its panorama roof of the future, Webasto offers the people in the car a maximum amount of light and air. The opening of the roof begins right behind the windshield, extending over the entire width of the roof to the rear window.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated September 10, 2013.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: September 13, 2013